Exhibit 10.05(a)

AMENDMENT NO. 1
TO
MANAGEMENT AGREEMENT

WHEREAS, MORGAN STANLEY SMITH BARNEY SPECTRUM STRATEGIC L.P., a Delaware limited partnership (the “Partnership”), CERES MANAGED FUTURES LLC, a Delaware limited liability company (formerly Demeter Management LLC, the “General Partner”), and DKR FUSION MANAGEMENT L.P., a Delaware limited partnership (the “Trading Advisor”), have agreed to amend the Management Agreement, dated as of the 1st day of March, 2010 (the “Management Agreement”), among the Partnership, the General Partner, and the Trading Advisor, to reduce the monthly management fee rate payable to the Trading Advisor.  Terms used and not otherwise defined herein have the meanings ascribed to such terms in the Management Agreement.

WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendments set forth below.

NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

1.           Effective December 1, 2010, Demeter Management LLC was merged into Ceres Managed Futures LLC.  In such connection, all references in the Management Agreement to the “General Partner” shall be deemed to mean Ceres Managed Futures LLC.

2.           The monthly management fee rate equal to 1/12 of 2% (a 2% annual rate) referred to in Section 6(a)(i) of the Management Agreement is hereby reduced to a monthly management fee rate equal to 1/12 of 1.75% (a 1.75% annual rate).

3.           The foregoing amendment shall take effect as of the 1st day of June, 2011.

4.           This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.

5.           This Amendment No. 1 shall be governed and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 1st day of June, 2011.

MORGAN STANLEY SMITH BARNEY SPECTRUM STRATEGIC L.P.

By: Ceres Managed Futures LLC,

    General Partner

By:  /s/ Walter Davis
    Name:  Walter Davis
    Title:  President

CERES MANAGED FUTURES LLC

By:  /s/ Walter Davis
    Name:  Walter Davis
    Title:  President

DKR FUSION MANAGEMENT L.P.

By:    /s/ Antonio Peguero Jr.
    Name:  Antonio Peguero Jr.
    Title:  General Counsel